SEC File No. 333-68239

                          Filed Pursuant to Rule 497(h)

                              PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JUNE 18, 1999)

                            PILGRIM PRIME RATE TRUST

                      149,806 SHARES OF BENEFICIAL INTEREST

                                -----------------

     During the period August 30, 1999 through September 1, 1999 Pilgrim Prime Rate Trust (the "Trust") sold 149,806 shares of beneficial interest of the Trust through a broker-dealer that has entered into a selected dealer agreement with Pilgrim Securities, Inc. ("PSI"), which is the underwriter for the Trust in connection with this offering. The executed sales price at which the shares were sold during that period was $9.50

Gross Proceeds ................................................    $1,423,157.00
Broker-Dealer Commissions......................................    $   56,926,28
Net Proceeds to Trust..........................................    $1,366,230.72

     On September 1, 1999 the last reported sales price of the Shares on the NYSE was 9 7/16.

     Note: S.E.C. fees were not used in arriving at any of the above figures.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          The date of this Prospectus Supplement is September 1, 1999.